January 31, 2006

DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND
Class A and Class B Shares

Supplement to Prospectus dated August 1, 2005

Effective as of the close of business on or about March 24, 2006 (the "Effective Date"), all of the fund's Class A shares will be re-classified as Class D shares of the fund. Accordingly, effective on or about February 1, 2006, no new investments in the fund's Class A shares will be permitted and the front-end sales load applicable to Class A shares will be waived on subsequent investments.

In addition, effective as of the Effective Date, the following changes will be implemented:

- The contingent deferred sales charge ("CDSC") of 0.50% applicable to the fund's Class A shares purchased without an initial sales charge as part of an investment of $250,000 or more and redeemed within 18 months of their original purchase will be adopted and implemented for Class D shares with respect to such Class A shares that are re-classified as Class D shares.
- The fund's Class B shares will automatically convert to the fund's Class D shares (instead of Class A shares) approximately six years after the date of purchase. Class D shares are subject to a Rule 12b-1 plan fee of 0.10% of the class's average daily net assets. Class D shares are not subject to a shareholder services plan fee or to any CDSC.

Class D shares are offered in a separate Prospectus. To obtain a copy of the Prospectus for the fund's Class D shares, which contains more information about fees and expenses, please call 1-800-645-6561.

January 31, 2006

DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND
Class B and Class P Shares

Supplement to Prospectus dated August 1, 2005

Effective as of the close of business on or about March 24, 2006 (the "Effective Date"), all of the fund's Class P shares will be re-classified as Class D shares of the fund. Accordingly, effective on or about February 1, 2006, no new investments in the fund's Class P shares will be permitted. In addition, effective as of the Effective Date, the fund's Class B shares will automatically convert to the fund's Class D shares (instead of Class A shares) approximately six years after the date of purchase. Class D shares are subject to a Rule 12b-1 plan fee of 0.10% of the class's average daily net assets. Class D shares are not subject to a shareholder services plan fee or to any CDSC.

Class D shares are offered in a separate Prospectus. To obtain a copy of the Prospectus for the fund's Class D shares, which contains more information about fees and expenses, please call 1-800-645-6561.

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